UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): October 3, 2003

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-16129 (Commission File Number)	33-0927079 (IRS Employer Identification Number)

One Enterprise Drive Aliso Viejo, California (Address of principal executive offices)	92656-2606 (Zip Code)

(949) 349-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Notice to Directors and Executive Officers, dated as of October 3, 2003

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

     On October 3, 2003, Fluor Corporation sent a notice to its directors and executive officers informing them that a blackout period will be in effect beginning at 1:00 p.m. (PST) on October 30, 2003 and ending on November 4, 2003 (unless extended) restricting them from purchasing, acquiring selling or otherwise transferring certain equity securities of the company. The blackout period is necessary in order to effect a change in the trustee of the company’s retirement plans. A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2003	FLUOR CORPORATION

By:
/s/ D. MICHAEL STEUERT

D. Michael Steuert
Senior Vice President and
Chief Financial Officer

FLUOR CORPORATION
INDEX OF EXHIBITS

Exhibit Number	Description

99.1	Notice to Directors and Executive Officers, dated as of October 3, 2003